Marketfield Fund
(MFLDX)

Prospectus

April 30, 2012
As Supplemented June 8, 2012

THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents - Prospectus

Marketfield Fund
A Series of Trust for Professional Managers (the “Trust”)

Table of Contents - Prospectus

Summary Section

Investment Objective.  The investment objective of Marketfield Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.40%
Other Expenses		1.02%
Dividends and Interest Expense on Short Positions	0.87%
Remainder of Other Expenses	0.15%
Acquired Fund Fees and Expenses		0.04%
Total Annual Fund Operating Expenses(1)		2.46%
Expense Recoupment by Adviser		0.01%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Recoupment by Adviser(2)		2.47%

(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus, because acquired fund fees and expenses are not included in the ratio.

(2)
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Marketfield Asset Management, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its management fees and/or to reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions, acquired fund fees and expenses and extraordinary or non-recurring expenses, such as litigation) do not exceed 1.75% of the Fund’s average annual net assets, at least through April 30, 2013 and for an indefinite period thereafter.  The operating expense limitation agreement may only be terminated by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, so long as the reimbursement does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the 1.75% expense limitation cap.

Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through April 30, 2013.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$249	$768	$1,314	$2,805

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  For the year ended December 31, 2011, the Fund’s portfolio turnover rate was 138.22% of the average value of its portfolio.

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Principal Investment Strategies.  To achieve the Fund’s investment objective, the Adviser will allocate the Fund’s assets among investments in equity securities, fixed-income securities and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with the Adviser’s evaluation of their expected risks and returns.  In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and its perception of the outlook of the capital markets as a whole.  A macroeconomic strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers.  The Adviser may allocate the Fund’s investments between equity and fixed-income securities at its discretion, without limitation.

The Fund’s investments in fixed-income securities normally consist of investment grade corporate bonds and debentures, mortgage-backed and asset-backed securities, United States Treasury obligations, municipal securities, obligations issued by the U.S. Government and its agencies or instrumentalities and convertible securities.  The Fund may also invest in zero-coupon bonds, without limitation.  In addition, the Fund may invest up to 30% of its net assets in high-yield fixed-income securities commonly referred to as “junk bonds.”  The fixed-income securities in which the Fund invests may have maturities of any length and may have variable and floating interest rates.

The Fund’s equity securities investments may include common and preferred stocks of U.S. companies of any size.  In addition, the Fund may invest up to 50% of its net assets in equity or fixed-income options, futures contracts and convertible securities and may invest up to 30% of its net assets in swap agreements.  Additionally, with respect to 50% of the Fund’s net assets, the Fund may engage in short sales of index-related and other equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the securities sold short.

The Fund may invest up to 50% of its net assets in equity securities of foreign companies of any size, including up to 35% of its net assets in securities issued by corporations or governments located in developing or emerging markets.  The Fund’s investments in foreign securities may include, but are not limited to, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), including up to 35% of its net assets in securities issued by corporations or governments located in developing or emerging markets.

The Fund may borrow money from banks or other financial institutions to purchase securities, which is commonly known as “leveraging,” in an amount not to exceed one-third of its total assets, as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and may also engage in securities lending to earn income.

Security selection for the Fund is driven by the Adviser’s top-down analysis of economic issues, investor sentiment and investment flows.  Once the Adviser has identified a theme that either benefits or disadvantages a specific sector or country, it seeks to implement an investment strategy that is appropriate for the Fund.  In some cases, the Adviser utilizes a sector- or country-specific ETF that offers exposure to a broad range of securities.  In other situations, the Adviser may select a single issue that is perceived to be particularly germane to a specific concern or a small group of issues with characteristics that match the goal of creating portfolio exposure to a macroeconomic theme.

Principal Risks.  In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•	Management Risk. The risk that the Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	General Market Risk. The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the capital markets generally.

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Equity Securities Risk.  The risk that common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or passed by the issuer and that participation in the growth of an issuer may be limited.

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Convertible Securities Risk.  The risk that the market value of a convertible security will perform the same as a regular fixed-income security; that is, if market interest rates rise, the value of the convertible security falls.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company’s creditors but before the company’s common shareholders.  Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock.

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Large-Cap Company Risk.  The risk that larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

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Micro-Cap, Small-Cap and Mid-Cap Company Risk.  The risk that the securities of micro-cap, small-cap and mid-cap companies may be more volatile and less liquid than the securities of large-cap companies.

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Other Investment Companies Risk.  You will indirectly bear fees and expenses charged by underlying investment companies in addition to the Fund’s direct fees and expenses.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company shares.

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Exchange-Traded Funds Risk.  There are risks relating to investments in ETFs that do not apply to investments in conventional mutual funds, including that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained.

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Fixed-Income Securities Risk.  The risk that fixed-income securities may lose value because of interest rate changes.  Fixed-income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.  There is also the risk that a bond issuer may call, or repay, its high-yielding bonds before their maturity dates.  Fixed-income securities subject to prepayment may offer less potential for gains during a declining interest-rate environment and similar or greater potential for loss in a rising interest-rate environment.  On the other hand, rising interest rates may cause prepayments of the securities to decrease, extending the life of mortgage-backed and asset-backed securities with lower payment rates.  Fixed-income securities are generally subject to credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy the security at a favorable price or time.

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Zero-Coupon Bond Risk.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

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Foreign Securities and Currency Risk.  The risk of investments in foreign issuers involve risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate issuer information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  In addition, particular international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources self-sufficiency, diversification and balance of payments.  These risks may be greater in emerging markets and less-developed countries.

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Mortgage-Backed and Asset-Backed Securities Risk.  The risk that falling interest rates could cause faster-than-expected prepayments of the obligations underlying mortgage-backed and asset-backed securities, which prepayments the Fund would have to reinvest at lower interest rates.  Rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage-backed and asset-backed securities with lower payment rates.

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Municipal Securities Risk.  The risk that local political and economic factors may adversely affect the value and liquidity of municipal securities held by the Fund.  The value of municipal securities also may be more affected by supply and demand factors or the creditworthiness of the issuer than by market interest rates.  Repayment of municipal securities depends on the ability of the issuers or the projects backing such securities to generate taxes or revenues.

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U.S. Government and U.S. Agency Obligations Risk.  The risk that the U.S. Government may not provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities if it is not obligated to do so.

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Derivative Securities Risk.  The risk that the Fund’s use of derivatives will cause losses due to an unexpected effect of market movements on a derivative’s price, because the derivatives do not perform as anticipated or are not correlated with the performance of other investments or if the Fund is unable to liquidate a position because of an illiquid secondary market.

•	Swap Agreement Risk. The risk that a swap contract may not be assigned without the consent of the counterparty, which may result in losses in the event of a default or bankruptcy of the counterparty.

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Short-Sales Risk. Short-sale strategies are riskier than long investment strategies.  The primary risk of short sales is that the Fund could incur potentially unlimited losses.  If the value of a security sold short increases, the Fund will incur a loss because it will have to purchase the security at a higher price.

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Leverage Risk.  The risk that, because the Fund may borrow money from banks or other financial institutions to purchase securities, the Fund’s exposure to fluctuations in the prices of these securities is increased in relation to the extent of its leverage.

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Tax Risks.   There is the risk that some Fund investment strategies, including transactions in options and futures contracts, may be subject to special and complex tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, convert long-term capital gain into short-term capital gain or convert short-term capital losses into long-term capital losses.

•	Securities Lending Risk. When the Fund engages in securities lending, the principal risk is that the other party to a securities lending agreement will default on its obligations.

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High Portfolio Turnover Rate Risk.  A high portfolio turnover rate (100% or more) may result in increased brokerage transaction costs which may lower the Fund’s returns.  Furthermore, a high portfolio turnover may result in the realization by the Fund, and the distribution to shareholders, of a greater amount of short-term capital gain than if the Fund had a lower portfolio turnover rate.  Distributions of short-term capital gain are taxed as ordinary income for federal income tax purposes.  This may mean that you could have a higher tax liability and a lower net return from the Fund.

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Performance.  The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at www.marketfield.com/mktfldforms.htm or by calling the Fund at 1-888-236-4298 (toll free).

Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 15.89% for the quarter ended June 30, 2009, and the lowest quarterly return was -13.05% for the quarter ended December 31, 2008.

Average Annual Total Returns
(for the Periods Ended December 31, 2011)
			Since Inception
	1 Year	3 Year	(7/31/07)
Marketfield Fund
Return Before Taxes	3.70%	15.83%	8.00%
Return After Taxes on Distributions	3.70%	15.80%	7.98%
Return After Taxes on Distributions and Sale of Fund Shares	2.40%	13.71%	6.92%
S&P 500® Index	2.11%	14.11%	-1.09%
(reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

The Adviser.  Marketfield Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager.  Michael C. Aronstein, the President and Chief Executive Officer of the Adviser, has managed the Fund since the Fund commenced operations in July 2007.

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Purchase and Sale of Fund Shares.  You may purchase or redeem shares by mail addressed to Marketfield Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-888-236-4298 (toll free), or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”).  You may also purchase or redeem Fund shares by wire transfer.  Purchases and redemptions by telephone are permitted if you have previously established these options for your account.  Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.  The minimum initial investment is $2,500.  The minimum investment for subsequent investments is $100.

Tax Information.  The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Authorized Intermediaries.  If you purchase Fund shares through an Authorized Intermediary, the Fund and its related companies may compensate the Authorized Intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the Authorized Intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your Authorized Intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The investment objective of the Fund is capital appreciation.

Principal Investment Strategies

To achieve the Fund’s investment objective, the Adviser will allocate the Fund’s assets among investments in equity securities, fixed-income securities and other investment companies, including ETFs, in proportions consistent with the Adviser’s evaluation of their expected risks and returns.  In making these allocations, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and its perception of the outlook of the capital markets as a whole.  The Adviser may allocate the Fund’s investments between equity and fixed-income securities at its discretion, without limitation.

The Fund’s investments in fixed-income securities normally consist of investment grade corporate bonds and debentures, mortgage-backed and asset-backed securities, U.S. Treasury obligations, municipal securities, obligations issued by the U.S. Government and its agencies or instrumentalities and convertible securities.  The Fund may also invest in zero-coupon bonds, without limitation.  In addition, the Fund may invest up to 30% of its net assets in high-yield fixed-income securities or “junk bonds” that are rated BB or lower by Standard & Poor’s Rating Services or Ba or lower by Moody’s Investors Service, Inc., or if unrated, securities deemed by the Adviser to be of comparable quality.  Such securities are considered to be below “investment grade.”  Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.  The fixed-income securities in which the Fund invests may have maturities of any length and may have variable and floating interest rates.

The Fund’s equity securities investments may include common and preferred stocks of U.S. companies of any size.  In addition, the Fund may also invest up to 50% of its net assets in equity or fixed-income options, futures contracts and convertible securities and may invest up to 30% of its net assets in swap agreements (including currency, equity and interest-rate swaps).  Additionally, with respect to 50% of the Fund’s net assets, the Fund may engage in short sales of index-related and other equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the securities sold short.

The Fund may invest up to 50% of its net assets in equity securities of foreign companies of any size, including up to 35% of its net assets in securities issued by corporations or governments located in developing or emerging markets.  The Fund’s investments in foreign securities may include, but are not limited to, ADRs, EDRs and GDRs, which are certificates typically issued by a bank or trust company that represent one or more shares of a foreign security, or a fraction of a share, that give their holders the right to obtain the securities issued by a foreign company that the shares represent.  In addition, the Fund may invest up to 35% of its net assets in securities issued by corporations or governments located in developing or emerging markets.

The Fund may borrow money from banks or other financial institutions to purchase securities, which is commonly known as “leveraging,” in an amount not to exceed one-third of its total assets, as permitted by the 1940 Act.  Leveraging allows the Fund to generate a return, or may cause it to incur a loss, that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of the Fund.  The Fund may also engage in securities lending to earn income.

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The Adviser selects the Fund’s investments using macroeconomic analysis and by seeking value in investment opportunities consistent with generating an absolute return.  An absolute return differs from a relative return because it is concerned with the return of a particular asset over a given period of time rather than in comparison to any other measure or benchmark.  A macroeconomic strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers.  The Adviser will use macroeconomic analysis to gauge the phase of the business cycle for major market segments, comparing the relative strength of a market segment to the market as a whole.  The Adviser will utilize long strategies designed to profit from a rise in the value of a particular financial instrument and short strategies designed to profit from a decline in the value of a particular instrument.  Generally, when a market segment’s value is increasing relative to the market as a whole, investments in that segment become more attractive.  The Adviser endeavors to identify financial assets that have been impaired by general macroeconomic conditions and to invest in these assets at times when, in the judgment of the Adviser, harmful macroeconomic forces seem likely to abate.  Portfolio investments will be allocated to market sectors that are believed by the Adviser to have current and prospective macroeconomic forces acting to their advantage.

Security selection for the Fund is driven by the Adviser’s top-down analysis of economic issues, investor sentiment and investment flows.  Once the Adviser has identified a theme that either benefits or disadvantages a specific sector or country, it seeks to implement an investment strategy that is appropriate for the Fund.  In some cases, the Adviser utilizes a sector- or country-specific ETF that offers exposure to a broad range of securities.  In other situations, the Adviser may select a single issue that is perceived to be particularly germane to a specific concern or a small group of issues with characteristics that match the goal of creating portfolio exposure to a macroeconomic theme.

General Investment Policies of the Fund

Cash or Similar Investments.  For temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of the money market funds’ management fees and operational expenses.

Changes in Investment Objective.  The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Risks

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time that you are willing to leave your money invested and the amount of risk that you are willing to take.  In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

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General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility in recent years.  The securities markets have experienced reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the Fund’s risk of investing in securities.

Common Stock Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you hold common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you hold preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved or both.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.

Convertible Securities Risk.  The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.  The market value of a convertible security may decline as interest rates increase and may increase as interest rates decline.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company’s creditors but before the company’s common shareholders.  Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock.

Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

Micro-Cap, Small-Cap and Mid-Cap Company Risk.  Generally, micro-cap, small-cap, and mid-cap companies have more potential for rapid growth.  They also often involve greater risk than large-cap companies, and these risks are passed on to the holders of their securities.  Companies with smaller capitalizations may not have the management experience, financial resources, product diversification or competitive strengths of large-cap companies, and therefore their securities tend to be more volatile and less liquid than the securities of larger, more established companies.  Micro-cap, small-cap and mid-cap companies may have shorter histories of operations, less management experience, less access to financing and less diversified product lines than larger-cap companies, making them more susceptible to market pressures and more likely to have volatile stock prices.  Micro-cap, small-cap and mid-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Adviser wants to sell a large quantity of a smaller company’s stock, it may have to sell at a lower price than it would prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

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Other Investment Companies Risk.  The Fund may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective.  As a result of this policy, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company shares.  You will indirectly bear fees and expenses charged by the underlying investment companies in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  With certain exceptions, the 1940 Act generally prohibits a fund from acquiring shares of an investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.  The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies such as the Fund to invest in those ETFs beyond the limits of the 1940 Act, subject to certain terms and conditions.

Exchange-Traded Funds Risk.  The price of an ETF may fluctuate within a wide range, and the Fund may lose money by investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds:       (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in securities prices) halts trading generally.  ETFs also have management fees that increase their cost.  In addition, investing in ETFs that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities on indices, forward contracts, swap agreements and similar instruments, may expose the Fund to potentially dramatic changes (losses) in the value of its portfolio holdings.  Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.  The Fund is permitted to invest in some ETFs in excess of the limitations imposed by Section 12(d)(1)(A) of the 1940 Act.  The investment by the Fund in ETFs in excess of these limitations imposes risks including, but not limited to, the basic expense structure of ETFs and the additional expense, if any, of investing in ETFs.

Fixed-Income Securities Risk.  Fixed-income securities may lose value because of interest rate changes.  Fixed-income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities.  There is also the risk that a bond issuer may call, or repay, its high-yielding bonds before their maturity dates.  Fixed-income securities subject to prepayment may offer less potential for gains during a declining interest-rate environment and similar or greater potential for loss in a rising interest-rate environment.  On the other hand, rising interest rates may cause prepayments of the securities to decrease, extending the life of mortgage-backed and asset-backed securities with lower payment rates.  Fixed-income securities are generally subject to credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  Limited trading opportunities for some fixed-income securities may make it more difficult to sell or buy the security at a favorable price or time.

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Interest Rate Risk.  Debt securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt securities with longer maturities sometimes offer higher yields but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities.  Income earned on floating-rate or variable-rate securities will vary as interest rates decrease or increase.  The value of variable-rate and floating-rate securities generally are less susceptible to changes in interest rates than fixed-rate obligations.  However, the interest rates on variable-rate securities, as well as certain floating-rate securities whose interest rates are reset only periodically, may fluctuate in value as a result of interest-rate changes when there is an imperfect correlation between the interest rates on the securities and prevailing market interest rates.

•
Prepayment and Extension Risk.  Many types of debt securities are subject to prepayment risk.  Prepayment occurs when the issuer of a debt security may repay principal prior to the security’s maturity.  Debt securities subject to prepayment may offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and may result in greater volatility.  On the other hand, rising interest rates may cause prepayments of the obligations to decrease, extending the life of mortgage-backed and asset-backed securities with lower payment rates.  This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines, as the Fund would be unable to capitalize on higher interest rates when investments are locked in at a lower rate for a longer period of time.

•
Credit Risk.  Debt securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.  Lower-rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

•
Liquidity Risk.  Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.  These features make the security more difficult to sell or buy at a favorable price or time.  Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which may have a negative effect on the Fund’s performance.  Infrequent trading of securities may also lead to an increase in their price volatility.  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or to close out an investment contract when it wants to do so.  If this happens, the Fund may be required to hold the security or to keep the position open, and the Fund may incur losses.

•
High-Yield Debt Securities Risk.  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by a nationally recognized statistical rating organization.  Although junk bonds generally pay higher rates of interest than higher rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher grade securities and have a higher risk of default.  Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.  The Fund may invest up to 30% of its net assets in high-yield debt securities.

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Zero-Coupon Bond Risk.  The Fund may invest in zero-coupon bonds as part of its investment strategy, without limitation.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

Foreign Securities and Currency Risk.  To the extent that the Fund invests in securities of foreign companies including, but not limited to, ADRs, EDRs and GDRs, your investment in the Fund is subject to foreign (non-U.S.) securities risk.  These include risks relating to unstable political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risks that the value of the foreign currency will fall in relation to the U.S. dollar or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  In addition to developed markets, the Fund may invest in securities of corporations or governments located in emerging markets, which are markets of countries in the earlier stages of industrialization and that generally have low per-capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a relatively small number of issues.  The risks of investments in foreign issuers involve risks not generally associated with investments in the securities of U.S. companies, including a lack of adequate or accurate issuer information, differences in the way securities markets operate, less secure international banks or securities depositaries than those in the U.S. and foreign controls on investment.  In addition, particular international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources self-sufficiency, diversification and balance of payments.  These risks may be greater in emerging markets and less-developed countries.

Mortgage-Backed and Asset-Backed Securities Risk.  Mortgage-backed and asset-backed securities are subject to risk of prepayment.  This is more likely to occur when interest rates fall because many borrowers refinance their indebtedness more quickly than expected to take advantage of more favorable rates.  Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales.  The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates.  Rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage-backed and asset-backed securities with lower interest rates.  The risk of prepayment may also decrease the value of mortgage-backed securities.  Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities.  However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Municipal Securities Risk.  The municipal securities market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of the municipal securities.  These factors may adversely affect the value and liquidity of municipal securities held by the Fund.  The value of municipal securities also may be more affected by supply and demand factors or the creditworthiness of the issuer than by market interest rates.  Repayment of municipal securities depends on the ability of the issuers or the projects backing such securities to generate taxes or revenues.  Generally, distributions of interest from tax-exempt municipal securities will be subject to federal income tax because the Fund will be unable to designate distributions of tax-exempt income.

U.S. Government and U.S. Agency Obligations Risk.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor looks principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  The U.S. Government may not provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) if it is not obligated to do so.

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Derivative Securities Risk.  The Fund may invest in options, futures contracts, options on futures contracts and other derivatives as a principal investment strategy.  Derivatives may allow the Fund to increase or decrease its level of risk exposure more quickly and efficiently than transactions in other types of instruments.  The Fund may invest in derivatives for hedging and other purposes, but the investments may not be effective as a hedge against price movements and may limit the potential for growth in the value of Fund shares.  Derivatives are volatile and involve significant risks, including:

•
Leverage Risk.  The risk associated with certain types of investments or trading strategies in which relatively small market movements may result in large changes in the value of an investment.  Some investments or trading strategies that involve leverage may result in losses that greatly exceed the amount originally invested.

•	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund’s use of derivatives may cause losses due to an unexpected effect or market movements on a derivative’s price, because the derivatives do not perform as anticipated or are not correlated with the performance of other investments or if the Fund is unable to liquidate a position because of an illiquid secondary market.

Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Fund may have difficulty in closing out its position.  The Fund will cover the financial exposure of entering into options or futures contracts by either purchasing or selling offsetting options or futures contracts or designating liquid assets to cover such financial exposure.  Under the supervision of the Board of Trustees, the Fund will determine whether its investments in options and futures contracts are illiquid (that is, not readily marketable).  The Fund may invest no more than 15% of its total assets in securities that are illiquid.

Swap Agreement Risk. The Fund may enter into equity, interest-rate, index and currency-rate swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or the differentials in rates of return) earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a basket of securities representing a particular index.  A swap contract may not be assigned without the consent of the counterparty and may result in losses in the event of a default by or the bankruptcy of the counterparty.  Under the supervision of the Board of Trustees, the Fund will determine whether a swap agreement is illiquid.  The Fund may invest no more than 15% of its total assets in securities that are illiquid.

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Short-Sales Risk.  Short-sale strategies are riskier than long investment strategies.  The Fund may invest up to 50% of its net assets in short positions.  The primary risk of short sales is that the Fund could incur potentially unlimited losses.  If the value of a security sold short increases, the Fund will incur a loss because it will have to purchase the security at a higher price.  Short selling may also cause the Fund’s investment performance to suffer if the Fund is required to close out a short position earlier than it had intended.  This would occur if a lender required the Fund to deliver the securities that it had borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another lender.  Furthermore, until the Fund replaces a security borrowed or sold short, it is required to pay the lender amounts equal to any dividends that accrue during the period of the short sale.  In addition, the Fund will incur certain transaction fees associated with short selling.  Short-sale strategies are often characterized as a form of leveraging or as speculative investments.  Although the Adviser uses speculative investment strategies, there is no assurance that these strategies will protect against losses or will perform better than non-speculative strategies.  The Adviser will use both speculative and non-speculative short-sale strategies.  The use of short sales is an effort by the Fund to protect against losses due to general movements in market prices; however, no assurance can be given that these strategies will be successful or that consistent absolute returns will be achieved.  The Board of Trustees has considered the Fund’s short-sales strategy and its attendant risks and has determined that the strategy does not impair the Fund’s ability to meet redemptions or regulatory requirements.  The Adviser has adopted policies and procedures, and regularly reviews the adequacy of those policies and procedures, to ensure that the Fund’s short positions are continuously monitored, comply with regulatory requirements and are in the best interests of the Fund’s shareholders.

Leverage Risk.  Because the Fund may borrow money from banks or other financial institutions to purchase securities, commonly referred to as “leveraging,” the Fund’s exposure to fluctuations in the prices of these securities is increased in relation to the extent of its leverage.  The Fund’s borrowing activities will exaggerate any increase or decrease in the net asset value (“NAV”) of the Fund.  In addition, the interest that the Fund pays on borrowed money, together with any additional fees to maintain a line of credit and any minimum average balances required to be maintained, are additional costs that will reduce or may eliminate any net investment profits.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund.

Tax Risks.  The Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (1) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (2) to accelerate income to the Fund; (3) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (4) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (5) to treat dividends that would otherwise constitute “qualified dividend” income as non-qualified dividend income; and (6) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.  Section 1256 contracts include call options on broad-based securities indices, certain futures contracts and other financial contracts.

Securities Lending Risk.  To generate income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions under agreements that require that the loans be secured continuously by collateral, typically cash, that the Fund will invest during the term of the loan.  The Fund will continue to have market risk and other risks connected with the investment of the cash collateral received in connection with the loan.  The Fund bears the risk that the value of the investments made with collateral may decline.  When the Fund engages in this practice, the principal risk is that the other party to a securities lending agreement will default on its obligations.  If the other party defaults, the Fund could experience delays in recovering securities or collateral or could lose all or portion of the value of the lent securities.  Payments in lieu of dividends received by the Fund on loaned securities are not eligible for the reduced rate of federal income tax applicable to “qualified dividend” income.

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High Portfolio Turnover Rate Risk.  For the year ended December 31, 2011, the Fund’s portfolio turnover rate was 138.22% of the average value of its portfolio.  A high portfolio turnover rate (100% or more) may result in increased brokerage transaction costs and the realization by the Fund, and the distribution to shareholders, of a greater amount of short-term capital gain than if the Fund had a lower portfolio turnover rate.  A high turnover rate may mean that you would have a higher income tax liability.  Distributions to shareholders of short-term capital gain are taxed as ordinary income under federal income tax laws (for non-corporate shareholders, currently taxed at a maximum rate of 35% but scheduled to increase to 39.6% for tax years beginning after December 31, 2012).

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days after the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders are available free of charge by contacting Marketfield Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-888-236-4298 (toll free), or at www.marketfield.com.  Form N-Q is available on the SEC’s website at www.sec.gov.

Management of the Fund

The Adviser

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, Marketfield Asset Management, LLC, located at 292 Madison Avenue, 14th Floor, New York, New York 10017, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.  The Fund compensates the Adviser for its services at the annual rate of 1.40% of the Fund’s average daily net assets, payable on a monthly basis.  The Adviser is wholly owned by Oscar Gruss & Son Incorporated (“Oscar Gruss”).  Oscar Gruss is an institutional broker-dealer that produces a number of specialized research products on topics such as merger/arbitrage; spin-offs, restructurings and post-bankruptcy; emerging market technology related equities; and macroeconomics and strategy.  Oscar Gruss has insitutional clients located primarily in the United States, the United Kingdom, Switzerland, Liechtenstein and Israel.  Oscar Gruss does not engage in proprietary trading other than as a market maker for the execution of customer orders.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies and for making decisions with respect to and placing orders for all purchases and sales of portfolio securities.  The Adviser also maintains related records for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses.  However, pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or to reimburse expenses of the Fund to ensure that the Fund’s total annual fund operating expenses (exclusive of taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions, acquired fund fees and expenses and extraordinary or non-recurring expenses, such as litigation) do not exceed 1.75% of the Fund’s average annual net assets, at least through April 30, 2013 and for an indefinite period thereafter.  The operating expense limitation agreement may be terminated only by, or with the consent of, the Board of Trustees.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years, so long as the reimbursement does not cause the Fund’s total annual fund operating expenses to exceed the 1.75% expense limitation cap.  During the year ended December 31, 2011, previously waived expenses of $41,523 were recouped by the Adviser.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund is required to pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.

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A discussion regarding the basis for the approval by the Board of Trustees of the Advisory Agreement is included in the Fund’s annual report to shareholders dated December 31, 2011.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

Portfolio Manager

Michael C. Aronstein is primarily responsible for the day-to-day management of the Fund’s portfolio.  He is the President and Chief Executive Officer of the Adviser.  Mr. Aronstein has been the chief investment strategist of Oscar Gruss since 2004.  From 2000 to 2004, Mr. Aronstein was chief investment strategist at the Preservation Group, a provider of independent macroeconomic and strategic research for institutional clients.  Mr. Aronstein has previous experience as a portfolio manager for Comstock Partners, an investment advisory firm for which he served as president from 1986 to 1993.  From 1993 to 1996, Mr. Aronstein was president and directly responsible for investment decisions of West Course Capital, a commodity pool operator and commodity trading adviser.  Mr. Aronstein has over 30 years of investment experience utilizing global and macroeconomic strategies to manage investments, including equity and fixed-income securities, foreign and emerging-market securities, commodities, registered investment companies and short selling.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of securities in the Fund.

Shareholder Information

Share Price

The price of Fund shares is the Fund’s NAV.  The NAV per share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time).  The NAV will not be calculated on days on which the NYSE is closed for trading.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  If the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent best bid and asked prices on such day.  When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that Fund shares are accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

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When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon sale.  Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market-value pricing.  With respect to other registered investment companies in which the Fund invests, the prospectuses for such registered investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets but prior to the time that the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) may result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, the use of fair valuation may reduce a shareholder’s ability to seek to profit by estimating the Fund’s NAV in advance of the time that the NAV is calculated.  The Adviser anticipates that securities held in the Fund’s portfolio will be fair valued only if market quotations for the securities are considered unreliable.

Shareholders may be charged a fee if they effect transactions through a financial intermediary.  The Fund has authorized one or more Authorized Intermediaries to receive on its behalf purchase and redemption orders.  Authorized Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an Authorized Intermediary or, if applicable, an Authorized Intermediary’s authorized designee, receives the order.  Customer orders will be priced at the Fund’s NAV per share next computed after the orders are received by an Authorized Intermediary or its authorized designee.

How to Purchase Shares

All purchase requests received in good order by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share.  Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share.  An Authorized Intermediary is a financial intermediary that has made arrangements with the Fund to receive purchase and redemption orders on its behalf.  For additional information about purchasing shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” below.

Each account application (an “Account Application”) to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted.  The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market timers.”  See “Tools to Combat Frequent Transactions” below.  A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid.  The Fund and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

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Minimum Investment Amounts
Minimum Initial Investment	$2,500
Subsequent Investments	$100

The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchase Requests Must Be Received in Good Order.  Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  “Good order” means that your purchase request includes:

•	the name of the Fund;

•	the dollar amount of shares to be purchased;

•	your account application or, for subsequent investments, an investment stub; and

•	a check payable to “Marketfield Fund.”

The Fund reserves the right to change the requirements of “good order” at any time without notice.

The offering and sale of shares of the Fund have not been registered outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Investing by Telephone.  If you did not decline telephone options on the Account Application, you may purchase additional shares by telephoning the Fund  at 1-888-236-4298 (toll free).  This option allows shareholders to move money from their bank accounts to their Fund accounts upon request.  Only bank accounts held at U.S. financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $100.  If your order is received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the NAV determined on the day that your order is placed.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.

Purchase by Mail.  To purchase Fund shares by mail, complete and sign the Account Application and mail it, along with a check made payable to Marketfield Fund, to:

Regular Mail	Overnight or Express Mail
Marketfield Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Marketfield Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund and the Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  All purchases by check must be in U.S. dollars drawn on a U.S. financial institution.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated online bill payment checks, or any conditional order or payment.

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The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to other shareholders.  The Fund reserves the right to reject any application.

Purchase by Wire Transfer.  If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have received a completed Account Application.  You may mail or use an overnight service to deliver your Account Application to the Transfer Agent at one of the above addresses.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your financial institution to send the wire transfer.  Prior to sending the wire transfer, please call the Transfer Agent at 1-888-236-4298 (toll-free) to advise it of the wire transfer and to ensure proper credit upon receipt.  Your financial institution must include the name of the Fund, your name and your account number so that monies may be correctly applied.  Your financial institution should transmit immediately available funds by wire to:

Wire to:	U.S. Bank N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Marketfield Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays from the banking or Federal Reserve wire systems or from incomplete wiring instructions.

Subsequent Investments.  The minimum subsequent investment is $100.  Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments.  You may add to your account at any time by purchasing shares by mail, by telephone or by wire transfer.  You must call to notify the Fund at 1-888-236-4298 (toll-free) before wiring.  A remittance form, which is attached to your individual account statement, should accompany any subsequent investments made through the mail.  All purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (the “AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly basis.  In order to participate in the AIP, your financial institution must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request.  A fee (currently $25) will be charged if your bank does not honor an AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary.  Investors may be charged a fee if they effect transactions through a financial intermediary.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund at 1-888-236-4298 (toll-free) or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

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If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and the financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order.  The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.  In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.

Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.  For more information about your financial intermediary’s rules and procedures and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;

•	date of birth (individuals only);

•	Social Security or taxpayer identification number; and

•	permanent street address (a post office box alone is not acceptable).

If any information listed above is missing, your Account Application will be returned, and your account will not be opened.  Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the AML Program.  The Fund reserves the right to request additional clarifying information and may close your account if clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 1-888-236-4298 (toll-free).

How to Redeem Shares

In general, orders to sell or “redeem” shares may be placed either directly with the Fund or through an Authorized Intermediary.  However, if you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with the same Authorized Intermediary that placed the original purchase order in accordance with the procedures established by that Authorized Intermediary.  Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem all or part of your Fund shares on any business day that the Fund calculates its NAV.  To redeem shares directly through the Fund, you must contact the Fund either by mail or by telephone to place a redemption request.  Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or your Authorized Intermediary.  Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of regular trading on the NYSE will be treated as though received on the next business day.

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Shareholders who hold their shares in an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  If you hold your shares in an IRA, you may not redeem Fund shares by telephone.

Payment of Redemption Proceeds.  You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order (less any applicable redemption fees).  Your redemption request will not be processed on days on which the NYSE is closed.  All requests received by the Fund in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

A redemption request will be deemed in “good order” if it includes:

•	the shareholder’s name;

•	the name of the Fund;

•	the account number;

•	the share or dollar amount to be redeemed; and

•	the signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

The Fund reserves the right to change the requirements of “good order” at any time without notice.

You may have the proceeds (less any applicable redemption fee) sent by check to the address of record, wired to your pre-established bank account, or sent by electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 service fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

If the Transfer Agent has not yet collected payment for recently purchased shares that you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven business days (1) during any period in which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted, (2) during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets or (3) during such other periods as the SEC prescribes for the protection of shareholders.  Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone.  You may change your address at any time by a written request, addressed to the Transfer Agent.  Confirmation of an address change will be sent to both your old and new address.

Redemption proceeds will be sent to the address of record.  The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Signature Guarantees.  The Transfer Agent may require a signature guarantee for some redemption requests.  A signature guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees may be obtained from banks and securities dealers but not from a notary public.  A signature guarantee of each owner is required in the following situations:

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•	if ownership is being changed on your account;

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	if a change of address request has been received by the Transfer Agent within the last 15 days; and

•	for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source.

In addition to the situations described above, the Fund and the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You may execute most redemption requests by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Marketfield Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Marketfield Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Telephone Redemption.  If you accepted telephone options ( on the Account Application or by subsequent arrangement in writing), you may redeem shares in amounts of $50,000 or less by instructing the Fund by telephone at 1-888-236-4298 (toll-free). A signature guarantee, a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request.  If you hold your shares in an IRA, you may not redeem shares by telephone.  Once a telephone transaction has been placed, it may not be cancelled or modified.

Neither the Fund nor any of its service providers is liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund uses reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;

•	the name in which your account is registered; or

•	the Social Security or taxpayer identification number under which the account is registered.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar-specific trades and from proceeds on complete redemptions and share-specific trades.

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Systematic Withdrawal Plan.  The Fund offers a systematic withdrawal plan (the “SWP”) through which you or your representatives may request that a redemption in a specific dollar amount be sent to you each month, calendar quarter or year.  You may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have a value of at least $2,500.  The minimum amount that may be withdrawn each month, quarter or year is $100.  The SWP may be terminated or modified by a shareholder or the Fund at any time.  Any request to change or terminate an SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Fund shares and may result in a capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 1-888-236-4298 (toll-free) for additional information regarding the SWP.

The Fund’s Right to Redeem an Account.  The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV.  The Fund will provide you with written notice at least 30 days prior to redeeming your account.

Redemption Fee

Redemptions of short-term holdings may create missed opportunity costs for the Fund, as the Adviser may be unable to take or maintain positions in securities that employ certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Fund will assess a 1% fee on the redemption and exchange of Fund shares held for 60 days or less.  The Fund uses the first-in, first-out method to determine the 60-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is 60 days or less, the redemption fee will be assessed.  This fee does not apply to Fund shares acquired through reinvested distributions of net investment income and net capital gain, redemptions under a SWP or shares purchased pursuant to an AIP.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for 60 days or less, the Fund may not always be able to track short-term trading effected through Authorized Intermediaries in non-disclosed or omnibus accounts.  While the Fund has entered into information sharing agreements with its Authorized Intermediaries (see “Tools to Combat Frequent Transactions” below) that require the Authorized Intermediaries to provide the Fund with information relating to their customers who invest in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and may not be able to track short-term trading effected through these Authorized Intermediaries.  In addition, because the Fund is required to rely on information from the Authorized Intermediary as to the applicable redemption fee, the Fund cannot ensure that the Authorized Intermediary is always imposing the fee on the underlying shareholder in accordance with the Fund’s policies.  The Fund also reserves the right to waive the redemption fee, subject to its sole discretion, in instances deemed by the Adviser not to be disadvantageous to the Fund or its shareholders and that do not suggest the use of market-timing strategies.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

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Tools to Combat Frequent Transactions

The Fund is intended for long-term investors.  Short-term market timers who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines that current market prices are not readily available.  Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities and in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that you have engaged in excessive short-term trading, it may, in its discretion, ask you to stop such activities or refuse to process purchases in your accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions that the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use non-disclosed or omnibus accounts, the Fund may not always detect frequent trading.  However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information-sharing agreements with its Authorized Intermediaries pursuant to which the Authorized Intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

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Other Fund Policies

Telephone Transactions.  If you accepted telephone privileges on the Account Application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it may not be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your requests to the Fund at one of the addresses previously listed in “How to Purchase Shares – Purchase by Mail” or “How to Redeem Shares – Redemption by Mail” above.

Telephone transactions must be received by or prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).  During periods of high market activity, shareholders may encounter higher than usual call-waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of regular trading on the NYSE.

Redemption in-Kind.  The Fund generally pays redemption proceeds in cash.  However, the Trust has filed with the SEC a notice of election pursuant to Rule 18f-1 under the 1940 Act in order to reserve the right to satisfy redemption requests in kind under certain circumstances.  In-kind redemption proceeds will be paid in liquid securities with a fair market value equal to the redemption price.  For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash.

Policies of Authorized Intermediaries.  An Authorized Intermediary or its designee may establish policies that differ from those of the Fund.  For example, an Authorized Intermediary may charge transaction fees, set higher or lower minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your Authorized Intermediary for details.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call the Transfer Agent at 1-888-236-4298 (toll-free) to request individual copies of these documents.  The Transfer Agent will begin sending individual copies within 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts.  Your account may escheat to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws and the Fund is unable to contact you by mail or other methods.  If the Fund is unable to locate you, it will determine whether your account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  Your last known address of record determines which state has jurisdiction.

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Payments to  Financial Intermediaries

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial intermediaries, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in non-disclosed or omnibus accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to Authorized Intermediaries that sell shares of the Fund.  These payments and compensation are in addition to service fees paid by the Fund, if any.  Payments are generally made to Authorized Intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the Authorized Intermediary.  Compensation may also be paid to Authorized Intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the Authorized Intermediary provides shareholder services to the Fund.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Distributions

The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if it deems a distribution to be desirable at other times during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options:  (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more days after the Transfer Agent receives the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Tax Consequences

The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions.  However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

Distributions of the Fund’s investment company income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 35% but scheduled to increase to 39.6% for tax years beginning after December 31, 2012).  For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable long-term capital gain, if certain holding period requirements have been satisfied by the shareholder.  The current federal income tax provisions applicable to “qualified dividend” income are scheduled to expire for tax years beginning after December 31, 2012.  To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be used to offset a shareholder’s capital losses from other investments.

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Distributions of net capital gain (net long-term capital gain less net short-term capital losses) are generally taxable as long-term capital gain (for non-corporate shareholders, currently taxed at a maximum rate of 15%, but scheduled to increase to 20% for tax years beginning after December 31, 2012), regardless of the length of time that a shareholder has owned Fund shares.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, for tax years beginning after December 31, 2012, individuals, trusts and estates are scheduled to be subject to a Medicare tax of 3.8%.  The Medicare tax will be imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund anticipates that it will distribute income that will be includable in a shareholder’s investment income for purposes of this Medicare tax.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including in-kind redemptions) and how long the shares were held by the shareholder.  Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares within 30 days before or after selling, exchanging or redeeming other Fund shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the newly purchased shares.

The Fund is required to report to you and the IRS the cost basis of Fund shares acquired after January 1, 2012 when you subsequently redeem those shares.  The Fund will determine cost basis using the average cost method unless you elect in writing any alternative IRS approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders.  Distributions made by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

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Past Tax Matters

The Fund did not qualify as a RIC for the fiscal year ended May 31, 2009 and the fiscal period beginning June 1, 2009 and ended December 31, 2009.  The Fund was taxed for those two periods as a C corporation.  As a result, the Fund had a total tax liability of $122,674 for the fiscal year ended December 31, 2009, and had no tax liability for the fiscal year ended May 31, 2009.  The Fund re-qualified as a RIC for the fiscal years ended December 31, 2010 and December 31, 2011, and it anticipates that it will qualify as a RIC in future years.  The Fund has no continuing potential income tax liability relating to its intervening status as a C corporation.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular shareholder.  You are urged to consult your own tax adviser.

Financial Highlights

The following financial highlights table shows the Fund’s financial performance information for the period from July 31, 2007 (its commencement of operations) to May 31, 2008, the fiscal year ended May 31, 2009, the short period from June 1, 2009 to December 31, 2009, the fiscal year ended December 31, 2010 and the fiscal year ended December 31, 2011.  Per-share information reflects financial results for a single share of the Fund outstanding throughout the relevant period.  The total return in the table represents the rate of return that you would have experienced on an investment in the Fund (assuming that you reinvested all Fund distributions).  This information has been audited by Deloitte & Touche LLP, the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

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Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2011	Year Ended December 31, 2010	Period from June 1, 2009 to December 31, 2009		Year Ended May 31, 2009		Period Ended May 31, 2008(1)

Net Asset Value, Beginning of Period	$13.52	$11.84	$10.18		$10.76		$10.00

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.04)	(0.06)		(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments	0.61	1.75	1.72		(0.55)		0.81

Total from investment operations	0.50	1.71	1.66		(0.58)		0.76

Less distributions paid:
From net investment income	−	(0.01)	−		−		−
From net realized gain on investments	−	(0.02)	−		(0.00	)(7)	−

Total distributions paid	−	(0.03)	−		(0.00	)(7)	−

Paid-in capital from redemption fees	0.00 (7)	0.00 (7)	0.00	(7)	0.00	(7)	−

Net Asset Value, End of Period	$14.02	$13.52	$11.84		$10.18		$10.76

Total Return(2)	3.70%	14.32%	16.40%		(5.36)%		7.60%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$888,782	$433,921	$98,503		$43,044		$11,684

Ratio of expenses to average net assets:
Before waivers, reimbursements and recoupments of expenses(3)	2.42%	2.35%	2.58%		2.67%		5.98%
Excluding dividends and interest expense on short positions	1.55%	1.64%	1.75%		2.24%		5.01%
After waivers, reimbursements and recoupments of expenses(3)	2.43%	2.46%	2.43	%(4)	2.24%		2.97%
Excluding dividends and interest expense on short positions	1.56%	1.75%	1.90%		1.81%		2.00%

Ratio of net investment loss to average net assets:
Before waivers, reimbursements and recoupments of expenses(3)(5)	(1.06)%	(0.25)%	(1.48	)%(6)	(0.92)%		(4.33)%
After waivers, reimbursements and recoupments of expenses(3)(6)	(1.07)%	(0.36)%	(1.33	)%(6)	(0.49)%		(1.32)%

Portfolio turnover rate(2)	138.22%	159.31%	78.10%		226.79%		123.43%

(1)	The Fund commenced operations on July 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized for periods less than one year.
(4)	Includes tax expense.
(5)	The net investment loss ratios include dividends and interest expense on short positions.
(6)	The net investment loss ratios include tax expense.
(7)	Rounds to less than 0.5 cent per share.

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PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and/or

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including but not limited to a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Investment Adviser
Marketfield Asset Management, LLC
292 Madison Avenue, 14th Floor
New York, New York 10017

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Table of Contents - Prospectus

Marketfield Fund
A Series of Trust for Professional Managers

FOR MORE INFORMATION

You may find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  The current SAI on file with the SEC is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s most recently ended fiscal year.

You may obtain a free copy of these documents, request other information or make general inquiries about the Fund by calling the Fund at 1-888-236-4298 (toll-free), by visiting www.marketfield.com or by writing to:

Marketfield Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You may review and copy information, including the Fund’s shareholder reports and its SAI, at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling 1-202-551-8090.  Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;

•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or

•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-10401.)

Table of Contents - Prospectus

Statement of Additional Information

Dated:  April 30, 2012
As Supplemented June 8, 2012

Marketfield Fund
(MFLDX)

This Statement of Additional Information (“SAI”) provides general information about Marketfield Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”).  This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated April 30, 2012 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference.  The Fund’s audited financial statements for the fiscal year ended December 31, 2011 are incorporated herein by reference from the Fund’s Annual Report to Shareholders dated December 31, 2011.  To obtain a copy of the Prospectus and/or the Fund’s 2011 Annual Report to Shareholders free of charge, please visit www.marketfield.com, or write or call the Fund at the address or telephone number below:

Marketfield Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-888-236-4298

TABLE OF CONTENTS

Table of Contents - Statement of Additional Information

The Trust
Trust for Professional Managers is a Delaware statutory trust organized on May 29, 2001 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.  The Fund is one series, or mutual fund, formed by the Trust.  The Fund is a diversified series of the Trust and has its own investment objective and policies.  As of the date of this SAI, 27 other series of the Trust are offered in separate prospectuses and SAIs.  The Trust may start additional series and offer shares of a new fund under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares).  Interests in the Fund are represented by shares of beneficial interest, each with a par value of $0.001.  Each share of the Trust has equal voting rights and liquidation rights, and shares are voted in the aggregate and not by series, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.  The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) will promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities of the Fund and is entitled to such distributions out of the income of the Fund as are declared by the Board of Trustees.  The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are not affected.  Additionally, in the case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method.  No shareholder is liable for further calls or to be assessed by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Marketfield Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Fund.

Investment Policies, Strategies and Associated Risks

Investment Objective
The investment objective of the Fund is capital appreciation.

There is no assurance that the Fund will achieve its investment objective.  The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus.  Except for the fundamental investment restrictions listed below (see “Investment Restrictions - Fundamental Investment Restrictions” below), the Fund’s investment strategies and policies are not fundamental and may be changed by the sole action of the Board of Trustees, without shareholder approval.  The Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.  While the Fund is permitted to hold securities and to engage in various strategies as described hereafter, it is not obligated to do so.

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Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, the standard or percentage limitation is determined immediately after and as a result of the Fund’s acquisition or sale of the security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent changes in values, net assets or other circumstances are not considered when determining whether an investment complies with the Fund’s investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive securities, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund will sell these investments as soon as reasonably practicable while trying to maximize the return to Fund shareholders.

Diversification
The Fund is diversified.  Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of any one issuer.  The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in the securities of a single issuer, subject to other applicable laws.  The diversification of the Fund’s holdings is measured at the time that the Fund purchases a security.  However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in the securities of a few issuers.  Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fact that the Fund qualifies as a diversified fund under applicable federal laws.

General Market Risks
U.S. and international markets have experienced significant volatility in recent years.  The securities markets have experienced reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risk of investing in securities held by the Fund.

Equity Securities
An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company.  Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments or liquidation of assets or both.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of securities of the same or different issuer within a particular period of time at a specified price or based on a formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports.  To the extent that the Fund is invested in the equity securities of small or medium-size companies, directly or indirectly, it will be exposed to the risks applicable to smaller sized companies.  Small and medium-size companies often have narrower markets for their goods or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines or services, markets or financial resources or are dependent on a small management group.  In addition, because securities of smaller companies are not well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there is normally less publicly available information concerning these securities compared to that available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of the securities.  As a result, the performance of the smaller companies may be more volatile, and they may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Table of Contents - Statement of Additional Information

Preferred Stock
A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership.  It does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved or both.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.

Fixed-Income Securities
The Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.  The Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”).  Lower rated or high-yield debt securities, generally referred to as “junk bonds,” include corporate high-yield debt securities, zero-coupon securities, paid-in kind securities and strips.  Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Service (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”).  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  The Fund may also invest in unrated securities.

Junk Bonds.  Junk bonds generally offer a higher current yield than is available for higher grade issues.   Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and could increase the possibility of default.  In addition, the market for lower rated debt securities expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower rated debt securities rose dramatically, but the higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that such securities would lose a substantial portion of their value as a result of the issuer’s financial restructuring or default.  There can be no assurance that such declines will not recur.  The market for lower rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.  Changes by recognized rating services in their ratings of a fixed-income security affect the value of these investments.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Adviser will monitor the investment to determine whether continued investment in the security will further the Fund’s investment objective.

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Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and their secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small, medium and large capitalizations.  Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.  Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and varying risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt securities may vary based on the priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  The issuer may not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities falls when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Auction Rate Securities.  Auction Rate Securities (“ARS”) are long-term, variable-rate bonds tied to short-term interest rates.  ARS have a long-term nominal maturity with interest rates reset through a modified Dutch auction, at predetermined short-term intervals, usually seven, 28 or 35 days.  ARS trade at par and are “callable” (meaning that the issuer may require the bondholder to sell the bond back to the issuer) at par on any interest payment date.  Common issuers of ARS include municipalities, non-profit hospitals, utilities, housing finance agencies, student loan finance authorities and universities.  Credit risk associated with ARS is similar to the default risk associated with other municipal and corporate bond issuers.  Bond insurance is usually used to lower the credit risk of ARS.  ARS are subject to liquidity risk if the auction process used to reset the interest rates fails because there are more orders to sell the ARS than bids to purchase the ARS.  If an auction process fails, existing holders of ARS would have to continue to hold their ARS until there were a sufficient number of bids to purchase the ARS at the next auction to calculate the interest rate reset.  Beginning in 2008, many auctions failed due to insufficient demand for securities.  Failed auctions may adversely impact the liquidity of ARS investments.  Although some issuers of ARS are redeeming or are considering redeeming these securities, such issuers are not obligated to do so.

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Therefore, there is no guarantee that a liquid market will exist for ARS at a time at which the Fund wishes to dispose of these securities.

Zero-Coupon Securities.  The Fund may invest in zero-coupon bonds as part of its investment strategy, without limitation.  Zero-coupon securities make no periodic interest payments but are sold at a deep discount to their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, the liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on his investment.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds that pay interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because they reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

Unrated Debt Securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by the Adviser to determine whether to purchase unrated bonds for the Fund.

Convertible Securities
The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the securities of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the underlying common stock.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company’s creditors but before the company’s common shareholders.  Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock.

Exchange-Traded Funds (“ETFs”)
The Fund may invest in ETFs as a principal investment strategy.  Each share of an ETF represents an undivided ownership interest in the portfolio of securities held by that ETF.  ETFs are investment companies that are bought and sold on a securities exchange.  The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.  For additional information, see “Other Investment Companies” below.

Most ETFs are indexed-based ETFs, which acquire and hold either (1) shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself or (2) securities of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.  Indexed-based ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities.  Indexed-based ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index.  Because an indexed-based ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically are unable to match the performance of the index exactly.

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ETFs may also be actively managed.  Actively managed ETFs do not seek to replicate the performance of a specified index.  Rather, an actively managed ETF uses an active investment strategy to meet its investment objective.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all.  Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.”  Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit.  Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value (“NAV”)) together with a cash payment generally equal to accumulated dividends on the date of redemption.  Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day.  ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two.  Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV.

The Fund intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities.  However, the Fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Adviser believes that it is in the Fund’s best interest to do so.  The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are obligated to redeem shares held by the Fund in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

The Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Other Investment Companies” below).  If an ETF in which the Fund invests ceases to be a registered investment company, the Fund will dispose of the securities of the ETF.  Furthermore, in connection with its investment in ETF shares, the Fund incurs various costs.  The Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs.  In addition, the Fund is subject to other fees as an investor in ETFs.  Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

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There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF.  Also, because the ETFs in which the Fund may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated.  In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk.  ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.  An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.  Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.  The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk.  ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk.  Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment.  While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes.  The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Other Investment Companies
As a principal investment strategy, the Fund may invest in shares of other investment companies, including money market mutual funds, other mutual funds and ETFs.  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or to pay unexpected expenses.  The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the SEC and approved by the Board of Trustees.  With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (1) more than 3% of the total outstanding shares of another investment company; (2) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits.  The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  Further, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) do not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund and (ii) the Fund has not offered or sold, and is not proposing to offer or sell, its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1-1/2%.  If the Fund seeks to redeem shares of an underlying ETF purchased in reliance on Section 12(d)(1)(F), the underlying ETF is not obligated to redeem an amount exceeding 1% of the underlying ETF’s outstanding shares during a period of less than 30 days.  As of the date of this SAI the SEC has proposed Rule 12d1-4 under the 1940 Act.  Subject to certain conditions, Rule 12d1-4 would provide an exemption permit acquiring funds to invest in ETFs in excess of the limits of section 12(d)(1), including described above.

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Because the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it complies with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund either seeks instruction from the Fund’s shareholders with regard to the voting of all proxies and votes in accordance with such instructions, or it votes the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than 30 days.  In addition to the management and operational fees that the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the management and operational expenses of each other investment company.

Foreign Investments and Currencies
The Fund may invest in securities of foreign issuers of any size whose securities are not publicly traded in the United States, including, but not limited to, by purchasing and selling American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and foreign securities traded on a national securities market, by purchasing and selling foreign currency on a spot basis and by entering into forward currency contracts (see “Forward Currency Contracts” below).  The Fund may also purchase and short-sell foreign-denominated bonds.  Investments in foreign securities involve certain inherent risks, including the following:

Depositary Receipts.  The Fund may invest its assets in securities of foreign issuers in the form of depositary receipts, including ADRs, which are securities representing securities of foreign issuers.  A purchaser of an unsponsored depositary receipt may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with the purchase of a sponsored depositary receipt.  Generally, ADRs in registered form are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  For purposes of the Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR representing ownership of common stock will be treated as common stock.

Foreign-Denominated Bonds.  Foreign governments, U.S. and international agencies and corporations may issue debt instruments with interest and/or principal payable in currencies other than the U.S. dollar.  For U.S.-based investors, these foreign-denominated bonds entail foreign currency risk as described below.  While some foreign currencies tend to trade in a moderate range versus the U.S. dollar, other foreign currencies may exhibit dramatic and/or unexpected increases or decreases in value relative to the U.S. dollar.  Freely floating foreign currencies have no limit on the degree of appreciation or depreciation that they may experience.  Even foreign currencies that are managed by foreign governments and central banks to track the value of the U.S. dollar or a basket of securities (“managed float” or “peg” currencies) may in fact gain or lose value in U.S. dollar terms.  Such managed currency arrangements may break down at any time, resulting in significant U.S. dollar valuation swings for foreign-denominated bonds paying in these foreign currencies.  While the most common issuers of foreign-denominated bonds are domiciled outside of the United States, U.S entities may choose to offer bonds payable in foreign currencies.

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Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization and expropriation of goods or the imposition of taxes and may have a significant effect on market prices of securities and the payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  The Fund may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Such changes will also affect the Fund’s income.  The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  The Adviser expects that many foreign securities in which the Fund may invest could be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement in which Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets or brokers and issuers of securities and less financial information available from issuers, than is available in the United States.

Taxes.  The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs.  To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

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Emerging Markets.  The Fund may invest in securities of companies located in developing or emerging markets, which securities entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the U.S.  These markets may also be unable to keep pace with the volume of securities transactions, making it difficult to conduct transactions.  The inability of the Fund to make intended securities purchases due to settlement problems may cause the Fund to miss attractive investment opportunities.  Inability to dispose of a security due to settlement problems may result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, may result in possible liability to the purchaser.

In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries and also factors relating to the general economic, governmental and social conditions of the country or countries in which the company is located.  The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Forward Currency Contracts.  The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, the Fund may purchase a particular currency or may enter into a forward currency contract to preserve the U.S. dollar price of securities that it intends to or has contracted to purchase.  Alternatively, the Fund may sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities that it intends to or has contracted to sell.  In addition, the Fund may sell a particular currency that it expects to decline in value on a forward basis as part of a speculative investment strategy designed to generate income or to enhance returns.  The successful use of these strategies will usually depend on the Adviser’s ability to forecast accurately currency exchange rate movements.  If exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses.  In addition, these techniques may result in a loss if the counterparty to the transaction does not perform as promised.

Options, Futures and Other Strategies
The Fund may use certain options (both traded on an exchange and over the counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of many Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which the Financial Instruments are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Financial Instruments is limited by tax considerations.  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

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Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

1.
Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements will take place, which may result in the strategy’s being unsuccessful.

2.
Options and futures prices may diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices in the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from the imposition of daily price fluctuation limits or trading halts.

3.
As described below, the Fund may be required to maintain assets as “cover,” to maintain segregated accounts or to make margin payments when it takes positions in Financial Instruments involving obligations to third parties.  If the Fund were unable to close out its positions in a Financial Instrument, it may be required to continue to maintain such assets or accounts or to make such payments until the position expired or matured.  These requirements may impair the Fund’s ability to sell a portfolio security or to make an investment when it would otherwise be favorable to do so or may require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction to enter into a transaction closing out the position.  Therefore, there is no assurance that any position in a Financial Instrument will be closed out at a time and price that is favorable to the Fund.

4.
Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular Financial Instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

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Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund does not enter into these transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked to market daily, sufficient to cover its potential obligations to the extent not covered as provided in clause (1).  The Fund complies with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), or another approved custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account may not be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts may impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position reflects, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the NYSE Amex Stock and Options Exchange (“NYSE Amex”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option and receiving the premium, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options may be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option.  This is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option that it had purchased by writing an identical put or call option. This is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  When the Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

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The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  There can be no assurance that such a market will exist at any particular time.  Closing transactions may be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to exercise or expiration.  In the event of insolvency of the counterparty, the Fund may be unable to close out an OTC option position at any time prior to its exercise or expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expired or was exercised.

Options on Indices.  The value of an index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  The value of this cash amount will depend upon the amount by which the closing level of the index upon which the option is based is greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index, such as the S&P 500® Index, the NYSE Composite Index or the NYSE Arca Major Market Index, or on a narrower index, such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Option positions of all investment companies advised by the Adviser are combined for purposes of these limitations.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts, except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple, which determines the total value based on the difference.  When the Fund buys a call on an index, it pays a premium and has the rights to the call indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

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Risks of Options on Indices.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges on which they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the underlying security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium to assume a long position if the option is a call and a short position if the option is a put.

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements may be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, only the premium paid plus transaction costs is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that may be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities at a time when sales are disadvantageous.

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Purchasers and sellers of futures contracts and options on futures may enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  There can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract may vary from the previous day’s settlement price.  Once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices may move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it may incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and may be required to maintain cash or liquid assets in an account. If the Adviser determines that it is in the best interests of the Fund and its shareholders, the Fund may take physical delivery of underlying securities or commodities upon settlement of the futures or forward contracts.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors that may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent that participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Temporary Defensive Positions
Under normal market conditions, the Fund will remain fully invested according to its principal investment strategies.  The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This action may result in the Fund’s not achieving its investment objective during the relevant period.

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The Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds.  The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure.  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or to pay unanticipated expenses.  Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity.  They primarily invest in high-quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments.  These investments generally mature within 397 days from the date of purchase.  An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares.  You indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  The certificates of deposit and bankers’ acceptances acquired by the Fund are required to be U.S. dollar-denominated obligations of domestic or foreign banks or financial institutions that at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and the cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play important parts in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount that they may lend to a single borrower and subject to other regulations designed to promote financial soundness.  These laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

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Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes  are required to consist of issues rated at the time of purchase A-2 or higher by S&P, Prime-1 or Prime-2 by Moody’s, or similarly rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer term credit needs than can be supported by commercial paper.  While these obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated A or higher by S&P or A or higher by Moody’s.

U.S. Government and Agency Obligations
The Fund may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor looks principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) if it is not obligated to do so.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association are supported by the full faith and credit of the U.S. Government.  Securities issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported only by the discretionary authority of the U.S. Government.  In 2008, at the direction of the U.S. Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency, an independent regulator.  The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.  No assurance can be given that the U.S. Treasury initiatives with respect to Fannie Mae and Freddie Mac will be successful.  Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

Warrants
As a non-principal strategy, the Fund may invest in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed rate of interest or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant may be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment in it).

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Swap Agreements
The Fund may enter into swap agreements for purposes of attempting to gain exposure to equity or fixed-income securities without actually purchasing those securities or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or the differentials in rates of return) earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a basket of securities representing a particular index.

Most swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a net basis.  Consequently, the Fund’s current obligations or rights under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis and the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of any payments that the Fund is contractually entitled to receive.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis is accrued daily, and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess is maintained in an account with the Custodian.  The Fund also establishes and maintains accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered are not construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because swap agreements are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations.  The Fund does not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances in which the Adviser believes that a swap agreement may be more cost effective or practical than buying the securities represented by an index or a futures contract or an option on an index.  The counterparty to any swap agreement is typically a bank, investment banking firm or broker-dealer.  The counterparty generally agrees to pay to the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular securities represented in the index, plus the dividends that would have been received on those securities.  The Fund agrees to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in the securities.  Therefore, the return to the Fund on any swap agreement is generally the gain or loss on the notional amount, plus dividends on the securities, less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

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Restricted Securities
The Fund may invest in securities that are subject to restrictions on resale because their offering and sale have not been registered under the Securities Act of 1933 (the “Securities Act”).  The transactions in which these securities are issued are sometimes referred to as private placements.  Although securities that may be resold only to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities (see “Illiquid Securities” below), provided that a determination is made by the Adviser that such securities have a readily available trading market.  The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  The Adviser determines the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper is monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities are reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on their marketability, and the Fund may be unable to dispose of restricted securities promptly or at reasonable prices and may thereby experience difficulty satisfying redemption requirements.  The Fund may also have to register the offering and sale of restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions may impede a public offering of securities that were restricted securities.

Borrowing
The Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage magnifies changes in the Fund’s NAV.  Although the principal of such borrowings is fixed, the Fund’s assets may change in value during the time that the borrowing is outstanding.  Leverage also creates interest expenses for the Fund.  To the extent that the income derived from securities purchased with borrowed funds exceeds the interest that the Fund pays, the Fund’s net income will be greater than it would have been if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders will be reduced.  The use of derivatives in conjunction with leverage creates the potential for significant loss because the economic effect of the derivatives transaction is magnified.

The Fund may also borrow funds to meet redemptions or for other emergency purposes.  Borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If asset coverage declines to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.

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Borrowing by the Fund creates an opportunity for increased net income but at the same time creates special risk considerations.  For example, leveraging may exaggerate the effect on the Fund’s NAV of any increase or decrease in the market value of the Fund’s portfolio.

Securities Lending
The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of the Fund’s total net assets, and loans of portfolio securities are fully collateralized based on values that are marked to market daily.  The Fund does not enter into any portfolio security lending arrangements that have a duration of longer than one year.  The principal risk of portfolio lending is the potential default or insolvency of the borrower.  In either of these cases, the Fund may experience delays in recovering securities or collateral and may lose all or part of the value of the securities lent.  The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.  Any securities that the Fund may receive as collateral do not become part of the Fund’s investment portfolio at the time of the loan.  In the event of a default by the borrower, the Fund will, if permitted by law, dispose of the collateral, except for the part that is a security in which the Fund is permitted to invest.  During the time that securities are on loan, the borrower will pay the Fund any accrued income on those securities.  This payment of accrued income is not eligible for the reduced federal income tax rate applicable to “qualified dividend” income and is taxable to shareholders as ordinary income.  For securities lent, the Fund may invest the cash collateral and earn income or may receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.  The Fund is responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligation to the borrower.  While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if voting were considered important with respect to the investment.

Short Sales
Short-sale strategies are riskier than long investment strategies.  Short selling may cause the Fund’s investment performance to suffer if the Fund is required to close out a short position earlier than it had intended.  This result would occur if a lender required the Fund to deliver the securities that it had borrowed at the commencement of the short sale and the Fund were unable to borrow the securities from another lender.  Furthermore, until the Fund replaces a security borrowed or sold short, it is required to pay to the lender amounts equal to any dividends that accrue during the period of the short sale.  In addition, the Fund will incur certain transaction fees associated with short selling.  Short-sale strategies are often characterized as a form of leveraging or speculative investment.  Although the Adviser uses speculative investment strategies, there is no assurance that these strategies will protect against losses or will perform better than non-speculative strategies.  The Adviser will use both speculative and non-speculative short-sale strategies.  The use of short sales is an effort by the Fund to protect against losses due to general movements in market prices; however, no assurance can be given that these strategies will be successful or that consistent absolute returns will be achieved.  The Board of Trustees monitors the Fund’s short positions to ensure the Fund’s compliance with regulatory requirements.

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When-Issued Securities
As a non-principal investment strategy, the Fund may purchase or sell particular securities with payment and delivery taking place at a later date.  The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  When the Fund agrees to purchase securities on a when-issued or delayed-delivery basis, or to enter into a forward commitment to purchase securities, the Custodian sets aside in a segregated account cash or liquid high-grade debt securities equal to the amount of the commitment.  Normally, the Custodian sets aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  The market value of the Fund’s net assets will generally fluctuate to a greater degree when it sets aside portfolio securities to cover purchase commitments than when it sets aside cash.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.  In addition, when the Fund engages in when-issued, delayed-delivery and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the NAV of the Fund starting on the day that the Fund agrees to purchase the securities.  The Fund does not earn interest on the securities that it has committed to purchase until they are paid for and delivered on the settlement date.  When the Fund makes a forward commitment to sell securities that it owns, the proceeds to be received upon settlement are included in the Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment remains in effect.

Illiquid Securities
Certain types of securities in which the Fund may invest may be illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition or that there are no readily available market quotations for the security.  Illiquid securities present the risks that the Fund may have difficulty in valuing these holdings or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities whose offering and sale are not registered pursuant to the Securities Act), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A are considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Fund is permitted to sell Rule 144A securities to qualified institutional buyers.  The Adviser is responsible for making the determination as to the liquidity of restricted securities pursuant to the procedures adopted by the Board of Trustees.  The Adviser will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to, the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is listed or unlisted, and the expected market place; whether the security has been rated by an NRSRO; the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument may be recovered through demand; and the nature of any restrictions on resale.  With respect to municipal lease obligations and certificates of participation, there is required to be reasonable assurance that the obligation will remain liquid throughout the time that the Fund is expected to hold the obligation, and, if unrated, an analysis similar to that which would be performed by an NRSRO will be performed.  If a restricted security is determined to be liquid, it is not included within the category of illiquid securities, which may not exceed 15% of the Fund’s net assets.

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Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed), and (ii) this restriction will not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities);

4.
Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

5.
Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;

6.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and repurchase agreements); or

7.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, its agencies or instrumentalities or other investment companies).

Non-Fundamental Investment Restrictions
The following lists the non-fundamental investment restrictions applicable to the Fund.  These restrictions may be changed by the Board of Trustees, but the change will only be effective after at least 60 days’ notice is given to shareholders of the Fund.

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The Fund may not:

Invest 15% or more of the value of its net assets, taken at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may also include restricted securities determined by the Adviser not to be liquid, non-negotiable time deposits and over-the-counter options.

Except with respect to the limitations on borrowing and investments in illiquid securities, if the Fund is in compliance with a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus at the time that a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of four individuals.  The trustees of the Fund (the “Trustees”) are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since August 22, 2001	28	Professor and Chair, Department of Accounting, Marquette University (2004-present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Trustee	Indefinite Term; Since August 22, 2001	28	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Indefinite Term; Since October 23, 2009	28
Retired; Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, LP (investment management firm) (1994-2011); Vice President, Secretary, Treasurer and CCO, Granum Series Trust (an open-end investment company) (1997-2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997-2007).

Independent Trustee, Gottex Multi-Asset Endowment Fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives Fund complex (three closed-end investment companies); Independent Manager, Ramius IDF Fund Complex (two closed-end investment companies).

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	28	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Vice President, Principal Accounting Officer and Treasurer	Indefinite Term; Since January 10, 2008 (Vice President); Since September 10, 2008 (Treasurer)	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 64	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2001-present).	N/A
Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 32	Secretary	Indefinite Term; Since November 15, 2005	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 38	Assistant Treasurer	Indefinite Term; Since January 10, 2008	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 30	Assistant Treasurer	Indefinite Term; Since July 21, 2011	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
* Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

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The Role of the Board of Trustees
The Board of Trustees provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser,  Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”) and U.S. Bancorp Fund Services, LLC, which serves as the Fund’s administrator (the “Administrator”), the custodian, and transfer agent (the “Transfer Agent”), each of which are discussed in greater detail in this SAI.  The Board of Trustees approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent.  The Board of Trustees has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board of Trustees on the Trust’s day-to-day operations.  In conducting this oversight, the Board of Trustees receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board of Trustees has appointed a Chief Compliance Officer who reports directly to the Board of Trustees, who administers the Trust’s compliance program and who regularly reports to the Board of Trustees as to compliance matters, including by undertaking an annual compliance review.  Some of these reports are provided as part of formal, in-person board meetings, which are held five times per year, and at such other times as the Board of Trustees determines are necessary, and involve the Board of Trustees’ review of recent Trust operations.  From time to time one or more members of the Board of Trustees may also meet with Trust officers in less formal settings, between formal board meetings, to discuss various topics.  In all cases, however, the role of the Board of Trustees and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and this oversight role does not make the Board of Trustees a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board of Trustees has structured itself in a manner that it believes allows it to perform its oversight function effectively.  The Board of Trustees is composed of three Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) – Dr. Michael D. Akers, Gary A. Drska and Jonas B. Siegel – and one Trustee who is a “interested person” of the Trust (the “Interested Trustee”) – Joseph C. Neuberger.  Accordingly, 75% of the members of the Board are Independent Trustees, who are Trustees who are not affiliated with the Adviser, its affiliates or any other investment adviser or service provider to the Trust or any underlying fund.  The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below.  Each of the Audit Committee and the Nominating Committee are composed entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Mr. Neuberger, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of the Distributor, which acts as principal underwriter to the Fund and many of the Trust’s other underlying funds.  Mr. Neuberger also serves as the Trust’s President and as the Executive Vice President of the Administrator.  The Trust has not appointed a lead Independent Trustee.

In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

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The Board of Trustees reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the unaffiliated nature of each investment adviser and the funds managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board of Trustees has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee.  In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows these Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes discussed below.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board of Trustees’ leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers.  Because risk management is a broad concept comprised of many elements (such as investment risk, issuer and counterparty risk, compliance risk, operational risks and business continuity risks), the oversight of different types of risks is handled in different ways.  For example, the Chief Compliance Officer regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks.  In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board of Trustees receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks, as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The following is a brief discussion of the experience, qualifications, attributes and skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee.

Dr. Michael D. Akers.  Dr. Akers has served as a Trustee of the Trust since 2001.  Dr. Akers has also served as an independent trustee of USA MUTUALS, an open-end investment company, since 2001.  Dr. Akers has been a Professor and Chair of the Department of Accounting at Marquette University since 2004 and was Associate Professor of Accounting of Marquette University from 1996 to 2004.  Through his experience as a trustee of mutual funds and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska.  Mr. Drska has served as a Trustee of the Trust since 2001.  Mr. Drska has also served as an independent trustee of USA MUTUALS since 2001.  Mr. Drska has served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, since 1986.  Through his experience as a trustee of mutual funds, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

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Joseph C. Neuberger.  Mr. Neuberger has served as a Trustee of the Trust since 2001.  Mr. Neuberger has also served as a trustee of USA MUTUALS since 2001 and Buffalo Funds, an open-end investment company, since 2003.  Mr. Neuberger has served as Executive Vice President of the Administrator, a multi-service line service provider to mutual funds, since 1994.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.

Jonas B. Siegel.  Mr. Siegel has served as a Trustee of the Trust since 2009.  Mr. Siegel has also served as a trustee of the Gottex Multi-Asset Endowment Fund complex and the Gottex Multi-Alternatives Fund complex, each of which is composed of three closed-end investment companies, since 2010 and as an Independent Manager of the Ramius IDF Fund Complex, which is comprised of two closed-end investment companies, since 2011.  Mr. Siegel previously served as the Managing Director, Chief Administrative Officer and Chief Compliance Officer of Granite Capital International Group, LP, an investment management firm, from 1994 to 2011, and also previously served as Vice President, Secretary, Treasurer and Chief Compliance Officer of Granum Series Trust, an open-end investment company, from 1997 to 2007, and as President, Chief Administrative Officer and Chief Compliance Officer of Granum Securities, LLC, a broker-dealer, from 1997 to 2007.  Mr. Siegel is a certified public accountant.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Siegel is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares
As of December 31, 2011, no Trustee or officer of the Trust beneficially owned shares of the Fund or any other series of the Trust.

Furthermore, as of December 31, 2011, neither the Independent Trustees nor any members of their immediate families owned securities beneficially, or of record, in the Adviser, the Distributor or any of their respective affiliates.  Accordingly, neither the Independent Trustees nor members of their immediate families have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of its affiliates.  In addition, during the two most recently completed calendar years, neither the Independent Trustees nor any members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Committees
Audit Committee.  The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the Fund’s independent registered public accounting firm concerning the scope of the audit and the auditor’s independence.  Dr. Akers serves as the Audit Committee’s “audit committee financial expert,” as stated in the Fund’s annual report.  During the past fiscal year, the Audit Committee met twice with respect to the Fund.

Nominating Committee.  The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustee and meets as necessary.  As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

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The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with appropriate biographical information concerning each such proposed nominee, and such recommendations must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which the shareholders vote on any such nomination. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis, and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.  The Nominating Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.  The Nominating Committee did not meet during the Fund’s past fiscal year.

Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible (1) for monitoring the valuation of Fund securities and other investments and (2) as required, when the Board of Trustees is not meeting, for determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.  The Valuation Committee is currently composed of Mr. Joseph Neuberger, Mr. John Buckel and Ms. Jennifer Lima, who serve as officers of the Trust.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.  During the past fiscal year, the Valuation Committee did not meet with respect to the Fund.

Trustee Compensation
The Independent Trustees receive from the Trust a retainer fee of $40,000, $2,000 per in-person board meeting and $1,000 per telephonic board meeting, as well as reimbursement for expenses incurred in connection with attendance at board meetings. 1  Interested Trustees do not receive any compensation for their service as Trustees.  For the fiscal year ended December 31, 2011, the Trustees received the following compensation:

Name of Person/Position	Aggregate Compensation from the Fund2	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and the Trust3 Paid to Trustees
Dr. Michael D. Akers, Independent Trustee	$2,376	None	None	$46,250
Gary A. Drska, Independent Trustee	$2,376	None	None	$46,250
Jonas B. Siegel, Independent Trustee	$2,376	None	None	$46,250
Joseph C. Neuberger, Interested Trustee	None	None	None	None
1	Prior to July 1, 2011, the Independent Trustees received a retainer fee of $25,000 per year, $1,500 for each in-person meeting and $750 for each telephonic meeting.
2	Trustees fees and expenses are allocated among the Fund and any other series comprising the Trust.
3	There are currently 27 other portfolios comprising the Trust.

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Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns, beneficially or through controlled companies, more than 25% of the voting securities of the Fund or who acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of the Fund.  As of March 31, 2012, all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934, as amended) less than 1% of the outstanding shares of the Fund.  As of March 31, 2012, the following shareholders are known by the Fund to own of record or to beneficially own 5% or more of the outstanding shares of the Fund.

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	The Charles Schwab Corporation	DE	43.42%	Record
National Financial Services LLC FBO Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept. 5th Floor New York, NY 10281-1003	N/A	N/A	14.70%	Record
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	N/A	N/A	9.04%	Record
TD Ameritrade, Inc. FBO 9950065291 P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	6.14%	Record

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Fund by Marketfield Asset Management, LLC, located at 292 Madison Avenue, 14th Floor, New York, New York 10017, pursuant to an investment advisory agreement (the “Advisory Agreement”).  The Adviser is wholly owned by Oscar Gruss & Son Incorporated.  Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund.  Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

The Advisory Agreement continues in effect from year to year if its continuance is specifically approved at least annually by (1) the Board of Trustees or a vote of the holders of a majority of the Fund’s outstanding voting securities or (2) a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ written notice when authorized by either (i) a vote of the majority of the outstanding voting securities of the Fund or (ii) a vote of a majority of the Board of Trustees.  The Advisory Agreement is terminable by the Adviser upon 60 days’ written notice.  The Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser, under such agreement, is not liable for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder.

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In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee computed daily and paid monthly, based on an annual rate equal to 1.40% of the Fund’s average daily net assets as specified in the Prospectus.  However, the Adviser may voluntarily agree to waive a portion of the management fees payable to it.

The Fund changed its fiscal year-end from May 31 to December 31, effective with the seven-month period ended December 31, 2009. The table below sets forth, for the fiscal periods ended December 31, 2011, 2010 and 2009, the management fees payable to the Fund under the Advisory Agreement, the amount of the advisory fees and Fund operating expenses waived or recouped by the Adviser and the total advisory fees paid by the Fund to the Adviser under the Advisory Agreement:

Fiscal Period Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee After Recoupment / (Waiver)
December 31, 2011	$9,761,384	$41,523	$9,802,907
December 31, 2010	$3,589,539	$266,411	$3,855,950
December 31, 2009	$568,875	$(59,193)	$509,682

Fund Expenses.  The Fund is responsible for its own operating expenses.  However, pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or to reimburse Fund operating expenses to ensure that total annual Fund operating expenses (exclusive of taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions, acquired fund fees and expenses and extraordinary and non-recurring expenses, such as litigation) do not exceed 1.75% of the Fund’s average annual net assets.  The Adviser is permitted to be reimbursed only for management fee reductions and/or expense payments made in the previous three fiscal years, so long as the reimbursement does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the 1.75% expense limitation cap.  During the year ended December 31, 2011, previously waived expenses of $41,523 were recouped by the Fund.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund is required to pay its current operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  The operating expense limitation agreement may be terminated only by, or with the consent of the Board of Trustees.  The agreement is in effect through April 30, 2013 and for an indefinite period thereafter, subject to annual approval by the Board of Trustees.

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Portfolio Manager
Michael C. Aronstein (the “Portfolio Manager”) is the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.  The following provides information regarding other accounts managed by Mr. Aronstein as of December 31, 2011:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$423 million	0	$0
Other Accounts	0	$0	0	$0

The Adviser manages other accounts in addition to the Fund, some of which may include portfolios of investments substantially similar to the Fund.  All portfolio transactions for the Fund and the Adviser’s other accounts will be implemented according to the Adviser’s trade allocation procedures.  These procedures, among other things, ensure that all trades allocated to advisory clients (including the Fund) fulfill the Adviser’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory.  Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements.  In determining a fair allocation, the procedures take into account a number of factors, including among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, the cash available for investment, suitability, and each advisory client’s investment objectives.

The Portfolio Manager’s compensation as the portfolio manager of the Fund is a fixed salary that is set by reference to industry standards and is not based on performance of the Fund or the value of assets held in the Fund’s portfolio.  The Portfolio Manager also receives an annual bonus that is based on a minimum percentage of the management fee received by the Adviser for its services to the Fund but may be increased on a discretionary basis.

As of December 31, 2011, the Portfolio Manager was deemed to beneficially own shares of the Fund valued between $500,001 and $1,000,000.

Service Providers
Pursuant to an Administration Agreement (the “Administration Agreement”) between the Trust and the Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator for the Fund.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including the Fund’s NAV and the NAV per share; responding to shareholder inquiries; arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator has no responsibility or authority for the management of the Fund, the determination of investment policy or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Administration Agreement, for its services, the Administrator receives an annual fee from the Fund of 0.12% of average daily net assets on the first $50 million of Fund assets, 0.10% of average daily net assets on the next $150 million of Fund assets, 0.05% on the next $300 million of Fund assets, and 0.04% on the balance, all subject to an annual minimum fee of $30,000.  The Administrator also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

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For the fiscal periods indicated below, the Fund paid the following fees to the Administrator:

Administration Fees Paid During Fiscal Period Ended
December 31, 2011(1)	December 31, 2010	December 31, 2009(2)
$452,826	$259,085	$50,219
(1)	Administration fees paid by the Fund increased significantly in fiscal 2011 over fiscal 2010 due to growth in the Fund’s assets.
(2)	The Fund changed its fiscal year-end from May 31 to December 31, effective with the seven-month period ended December 31, 2009.

U.S. Bank, N.A., an affiliate of the Administrator, is the Custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  The Custodian and its affiliates may participate in revenue-sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Legal Counsel
Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, serves as counsel to the Fund.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best-efforts basis.  The Distributor, the Administrator and the Custodian are affiliated companies.  The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc.

The Distribution Agreement will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by a vote of the holders of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a vote of the holders of a majority of the Fund’s outstanding voting securities or by vote of a majority of the Board of Trustees, including a majority of the Independent Trustees, or by the Distributor on 60 days’ written notice.  The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the OTC market are generally executed directly with a market maker unless, in the opinion of the Adviser, a better price and execution may otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund are effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will hold, unless better execution is available elsewhere.  Dealers act as principal for their own accounts.  Purchases from dealers include a spread between the bid and the asked price.  If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser uses reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  Such broker-dealers may include Oscar Gruss & Son Incorporated, an affiliate of the Adviser.  During the year ended December 31, 2011, the Fund paid no brokerage commissions to Oscar Gruss & Son Incorporated.  The full range and quality of services available are considered in making determinations of broker-dealers, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.  In those instances in which it is reasonably determined that more than one broker-dealer offers the services needed to obtain the most favorable price and execution available, favorable consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may appropriately use in its investment advisory capacities, as well as those that provide other brokerage services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Advisory Agreement, to be useful in varying degree but of indeterminable value.

While it is the Adviser’s general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, so long as the amount of the commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage or research services provided by the broker-dealer.  The standard of reasonableness is measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund may or may not be made independently from those of other client accounts. In certain instances, investment decisions are made similar to other accounts managed.  In the case in which the Fund uses similar strategies, procedures have been implemented to ensure that trading allocations are handled fairly and comply with all appropriate rules and regulations.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client accounts in the same issuer may vary, and the length of time that the Fund or another client may hold its investment in the same issuer may likewise vary.  To the extent that any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in the security as it desires, or it may have to pay a higher price or to obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of client accounts simultaneously purchase or sell the same security that the Fund is purchasing or selling, each day’s transactions in the security are allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  In some cases this system may have a detrimental effect on the price or value of the security from the perspective of the Fund.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better execution for the Fund.  Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and may take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser, to the extent practical, allocates investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

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The Fund is required to identify any securities of its regular broker-dealers that the Fund has acquired during its most recent fiscal year.  No such securities have been acquired by the Fund.

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker-dealer because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.  No such transactions were directed to a broker-dealer by the Fund.

The following table shows the amounts paid by the Fund in brokerage commissions for the fiscal periods ended December 31, 2011, 2010 and 2009:

Brokerage Commissions Paid During Fiscal Period Ended
December 31, 2011(1)	December 31, 2010	December 31, 2009(2)
$2,950,488	$590,050	$255,443
(1)	Brokerage commissions paid by the Fund increased significantly in fiscal 2011 over fiscal 2010 due to growth in the Fund’s assets.
(2)	The Fund changed its fiscal year-end from May 31 to December 31, effective with the seven-month period ended December 31, 2009.

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time that they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher commission and transaction costs, may result in a greater number of taxable transactions and may generate capital gains that are required to be distributed to shareholders as short-term capital gains taxed at ordinary federal income tax rates (for non-corporate shareholders, currently as high as 35%, but scheduled to increase to 39.6% for tax years beginning after December 31, 2012).  To the extent that the Fund experiences an increase in brokerage commissions due to a high portfolio turnover rate, the performance of the Fund may be negatively impacted by the increased expenses incurred by the Fund.  Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

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For the fiscal years ended December 31, 2011 and 2010, the portfolio turnover rates for the Fund were as follows:

Portfolio Turnover During Fiscal Year Ended
December 31, 2011	December 31, 2010
138.22%	159.31%

Code of Ethics
The Fund, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and the Distributor to invest in securities that may be purchased or held by the Fund.

Proxy-Voting Procedures
The Board of Trustees has adopted proxy voting policies and procedures wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees.  The proxy voting policies of the Adviser are attached as Appendix A.  Notwithstanding this delegation of responsibilities, the Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the proxy-voting policies is to ensure that each security is voted in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

The actual voting records relating to portfolio securities during each 12-month period ended June 30 are available without charge, upon request, by calling 1-888-236-4298 (toll-free) or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the AML Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the AML Program.  Robert M. Slotky has been designated as the anti-money laundering officer of the Trust.

Procedures to implement the AML Program include, but are not limited to, determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures for reporting suspicious or fraudulent activity and conducting a complete and thorough review of all new account applications.  The Fund does not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the AML Program, the Fund may be required to freeze the account of a shareholder if the shareholder appears to be involved in suspicious activity or if account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the proceeds of the account to a governmental agency.

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Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund.  Information about the Fund’s portfolio holdings are not distributed to any third party, except in accordance with the Portfolio Holdings Policies.  The Adviser and the Board of Trustees have considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies.  The Adviser and the Board of Trustees have also considered actual and potential material conflicts of interest that may arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, the Distributor or any other affiliated person of the Fund.  After due consideration, the Adviser and the Board of Trustees have determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons as described in the Portfolio Holdings Policies.  The Board of Trustees has also authorized the Adviser or Trust officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, the Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) and (3) considering whether to approve any amendments to the Portfolio Holdings Policies.  The Board of Trustees reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days following the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In the event of a conflict between the interests of the Fund and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, will make a determination in the best interests of the Fund and will report such determination to the Board of Trustees at the end of the calendar quarter in which such determination was made.  Any employee of the Adviser who suspects a breach of this obligation is obligated to report the matter immediately to the Adviser’s CCO or to his supervisor.

In addition, material nonpublic holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed:  the Administrator; the Fund’s accountant; the Custodian; the Transfer Agent; the Fund’s independent registered public accounting firm; counsel to the Fund or the Board of Trustees (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities.  Portfolio holdings information not publicly available through the SEC may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when the Fund has a legitimate business purpose and the third-party recipient is subject to a confidentiality agreement.  Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC.  Portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s CCO, Treasurer or President.

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In no event will the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in the announcement.

The NAV per share is computed by dividing (1) the Fund’s net assets (the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses)) by (2) the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Trust’s Valuation Committee pursuant to procedures approved by the Board of Trustees.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  If the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent best bid and asked prices on such day.  When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that Fund shares are accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the sixtieth day, based on the value determined on the sixty-first day.

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Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges on which the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares
You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”).  If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Shares are purchased at the NAV next determined after the Transfer Agent or Authorized Intermediary receives your purchase request in good order.  In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

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The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the fair market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact the Transfer Agent.

Redemption Fee
As discussed in the Prospectus, the Fund will assess a 1% fee on the redemption and exchange of Fund shares held for 60 days or less.  The Fund uses the first-in, first-out method to determine the 60-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is 60 days or less, the redemption fee will be assessed.  This fee does not apply to Fund shares acquired through reinvested distributions of net investment income and net capital gains, redemptions under a systematic withdrawal plan or shares purchased pursuant to an automatic investment plan, and the redemption fee may not be applied to accounts held by Authorized Intermediaries.  The Fund reserves the right to change the terms and amount of the redemption fee upon at least 60 days’ notice to shareholders.

Redemption in-Kind
The Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to satisfy in-kind, redemption requests of a certain amount.  Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash.  For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemption made in cash.

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Tax Matters
Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund intends to qualify and elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided that it complies with all applicable requirements regarding the source of its income, the diversification of its assets and the timing of and amount of its distributions.

If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to own the Fund’s underlying investments directly rather than indirectly to own the underlying investments though the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies.  Some Fund investments may produce income that will not qualify as good income for the purposes of this annual gross income requirement.  There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes at the Fund level.  If the Fund fails to distribute (or to be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of capital gain net income for the 12-month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period) and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, the Fund will be subject to a 4% excise tax.

Investment company taxable income generally consists of interest, dividends, short-term capital gains and net gain from foreign currency transactions, less expenses.  Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term losses from such sales or exchanges, including any capital loss carryforward of the Fund.  The Fund may elect to defer some losses for tax purposes.  As of December 31, 2011, the Fund had deferred, on a tax basis, post-October losses of:

Currency	Capital
$15,206	$2,627,462

As of December 31, 2011, the Fund had a net capital loss carryover of 43,949,806 that is treated as a short-term capital loss and will expire on December 31, 2018.  The Fund also has a remaining $613,607 short-term capital loss that will be carried forward indefinitely to offset future realized capital gains.

Distributions of investment company taxable income are taxable to shareholders as ordinary income which, for non-corporate shareholders, is currently taxed at a maximum rate of 35% but scheduled to increase to 39.6% for tax years beginning after December 31, 2012..  For non-corporate shareholders, a portion of the distributions paid by the Fund may consist of “qualified dividend income” eligible for taxation at the federal income tax rate applicable to long-term capital gains, to the extent that the amount distributed and is attributable as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares.  The current federal income tax provisions applicable to “qualified dividend income” are scheduled to expire for tax years beginning after December 31, 2012.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent that the Fund reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares.  The aggregate amount so reported to either non-corporate or corporate shareholders may not, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.  In view of the Fund’s investment policies, it is expected that part of the distributions by the Fund may be eligible for the “qualified dividend income” treatment for non-corporate shareholders while the “qualified dividend income” provisions are still in effect and the dividends-received deduction for corporate shareholders.

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Any distributions of net capital gain are taxable to non-corporate shareholders as long-term capital gain regardless of the length of time shares have been held.  For non-corporate shareholders, long-term capital gain is currently taxed at a maximum rate of 15% but scheduled to increase to 20% for tax years beginning after December 31, 2012.  Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of any investment company taxable income and net capital gain will be taxable as described above whether received in additional shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.  Distributions are generally includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

For tax years beginning in 2013, individuals, trusts and estates are scheduled to be subject to a Medicare tax of 3.8% (in addition to regular income tax).  The Medicare tax will be imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund anticipates that it will make distributions that will be includable in investment income for purposes of this Medicare tax.

A sale, redemption or exchange of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss.  Gain or loss realized upon a sale, redemption, exchange or other disposition of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as short-term capital gain or loss.  Any loss realized upon a sale, redemption or exchange of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on those shares.  In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transaction is not counted.  Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent that shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale, redemption or exchange.  If a shareholder's loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale, redemption, exchange or other disposition of the shares.

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The Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term.  These provisions could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also may require a Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out).  This “mark-to-market” requirement may cause a Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level.  Accordingly, the Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements of the Code.

Under recent legislation known as the Foreign Account Tax Compliance Act (“FATCA”), beginning in 2014 the United States will impose a 30% withholding tax on certain payments made to certain foreign entities.  This withholding tax could affect the Fund’s return on its investments in foreign securities and affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary subject to FATCA.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with his correct taxpayer identification number and certain certifications or if the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds, currently at a rate of 28% (but scheduled to increase to 31% for payments made after December 31, 2012) for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on U.S.-source income.  This withholding rate may be lower under the terms of a tax convention.

Past Tax Matters

The Fund qualified as a RIC for its initial year of operations from July 31, 2007 through May 31, 2008.

The Fund did not qualify as a RIC for the fiscal period June 1, 2009 through December 31, 2009 and instead the Fund was taxed for this period as a C corporation.  As a result, the Fund recorded a total tax liability of $122,674 as a C corporation for the fiscal period ended December 31, 2009 (taking into account the amended tax returns discussed below).

The Fund has recently determined that it did not qualify as a RIC for the period June 1, 2008 through May 31, 2009 and intends to file amended tax returns to reflect the Fund’s status as a C corporation for this period.  Under the amended tax returns for the period June 1, 2008 through May 31, 2009, the Fund intends to report a net loss for the period June 1, 2008 through May 31, 2009 and accordingly will not record any current income tax expense attributable to this period.  Furthermore, the Fund intends to amend its tax returns for the period June 1, 2009 through December 31, 2009 to carry-forward the losses newly-reported from the period June 1, 2008 through May 31, 2009 and offset previously-reported income for the period June 1, 2009 through December 31, 2009.  As a result, the Fund expects to receive an income tax refund with respect to the period June 1, 2009 through December 31, 2009.  The amount of any income tax refund is expected to be immaterial.

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The Fund re-qualified as a RIC for the fiscal years ended December 31, 2010 and December 31, 2011, and it anticipates that it will qualify as a RIC in future years.  The Fund has no continuing potential income tax liability relating to its intervening status as a C corporation.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations for a particular investor.  You are urged to consult your own tax adviser.

Distributions
The Fund will realize income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which is distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees.  The Fund does not pay interest or guarantee any fixed rate of return on an investment in its shares.

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The Fund also may realize capital gains or losses in connection with sales or other dispositions (either actual or deemed) of its portfolio securities.  Any net gain that the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income.  If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from previous taxable years) will be distributed and treated as long-term capital gain in the hands of the shareholder regardless of the length of time that the shares may have been held by the shareholder.  Net capital losses of the Fund realized in tax years beginning after 2010 may be carried over indefinitely and will generally retain their character as short-term or long-term capital losses.  For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share.  Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

Cost Basis Reporting
The Fund is required to report to the IRS the cost basis of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) when the shareholder redeems such shares.  These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan.  Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares.  The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy and reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the redemption of a share results in a gain or loss.  If you redeem covered shares during any year, then the Fund will report the gain/loss, cost basis, and holding period of such covered shares to the IRS and you on Consolidated Form 1099.

A cost basis method is the method by which the Fund determines which specific shares are deemed to be sold when a shareholder sells less than its entire position in the Fund and has made multiple purchases of Fund shares on different dates at differing net asset values.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold or transferred are deemed to be those with the longest holding period first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale of Fund shares.

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If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements
The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s 2011 Annual Report to Shareholders are incorporated herein by reference.

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APPENDIX A -- PROXY-VOTING POLICIES OF THE ADVISER

We exercise a voice on behalf of clients in matters of corporate governance through the proxy-voting process.  The procedures described here apply to all proxy-voting matters that relate to clients over which we have voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues.  The Chief Compliance Officer of Marketfield Asset Management, LLC monitors all proxy voting.  Our Director of Client Services maintains the proxy log.  In addition, the Director of Client Services votes proxies either manually or using the website at www.proxyedge.com.  She generally relies upon an independent recommendation service in choosing how to vote.

Risks

In developing these policies and procedures, we considered numerous risks associated with the proxy-voting process.  This analysis includes risks such as:

•	Proxies may not be identified and processed in a timely manner;

•	Proxies may not be voted in the best interest of clients;

•	Conflicts of interest between our firm and a client may not be identified or resolved appropriately;

•	Third-party proxy-voting services may not vote proxies according to our instructions; and

•	Proxy-voting records, client requests for proxy-voting information, and our responses to such requests may not be properly maintained.

We have established the following guidelines to mitigate these risks.

Client Instructions and Requests

The decision of any client to retain proxy-voting authority or any specific instructions with respect to proxy voting would be documented in the investment management agreement between Marketfield and the client.  To date, all clients have granted Marketfield the exclusive right to vote proxies on their behalf.  Upon request by a client or investor, we promptly provide a copy of our proxy-voting policies and procedures and a list of securities voted and votes taken with respect to the securities in a client account since this policy was adopted or during some relevant subsequent period.

Conflicts of Interest

A conflict of interest may arise in the context of proxy voting (1) if we were to manage a portfolio for a proxy issuer or its senior officers or directors and also were to own the securities of that company in our client portfolios, (2) if any Supervised Person had a familial or personal relationship with a senior executive or board member of a proxy issuer or with persons or entities making a shareholder proposal requiring a vote of a company whose securities are held in a client portfolio, or (3) if we had a representative on the board of directors of a proxy issuer.  Our Supervised Persons will be aware of the potential for conflicts when considering proxy voting.  If a potential for conflict is perceived, the Chief Compliance Officer will be consulted.

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Procedures for Conflicts of Interest

In the event that a conflict arises among the interests of Marketfield, its Supervised Persons, and its clients, we use the following procedures:

•
If the perceived conflict of interest involves a member of senior management, the Chief Compliance Officer consults with other members of senior management to determine whether the conflict is material to the particular proxy issues being considered.  If it is determined that the conflict is material, the conflicted person will not communicate with any other Supervised Person about the proxy issue.  The remaining members of senior management will decide how to vote the proxy and will relay the decision to the Chief Compliance Officer.  We will process the vote in the customary manner and will retain a written record of the perceived conflict of interest, the recusal of the conflicted person, and the resulting vote.

•
If the perceived conflict of interest involves Marketfield, the Chief Compliance Officer determines whether the conflict is material.  If it is determined that the conflict is material, we will have no further input on the particular proxy vote.  In this case, we will cause the proxies to be voted in the same proportion as the votes of other holders.

Commonly Raised Proxy Issues

We are diligent regarding the voting process and the rights of shareholders to influence the management of companies, when appropriate.  In evaluating proxy issues, we may consider information from many sources, including the research analysts covering the particular securities, the management of the issuer presenting a proposal, shareholder groups, and independent proxy-research services.  The following general guidelines apply with respect to common issues raised in proxy statements.

Election of Board of Directors.  We generally support the election of directors that result in a board with a majority of independent directors.  We generally withhold votes for non-independent directors who serve on the audit, compensation, or nominating committees of the board of directors.  We hold directors accountable for the actions of the committees on which they serve.  For example, we generally withhold votes for nominees who approve or propose arrangements that we believe would diminish shareholder value.  We generally vote in favor of efforts to ensure that shareholders elect a full slate of directors at each annual shareholder meeting.

Approval of Independent Auditors.  We generally vote against proposed auditors whose non-audit work consists of what we perceive to be a material amount of the total fees paid by the issuer to an audit firm.  We evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with an issuer, regardless of the amount of the audit fee, to determine whether we believe that independence has been compromised.  If we believe that auditor independence has been compromised, we vote against approval of the auditor.

Executive Compensation.  We generally support measures intended to increase long-term securities ownership by executives, including features that require corporate officers to hold securities of the issuer or that require securities acquired as the result of option exercises to be held for a period of time.  We generally support expensing the fair value of option grants.  We generally vote against option plans that, in light of all other existing compensation plans of the issuer, we believe would directly or indirectly result in material dilution of shareholder interests, such as the ability to re-price options that are worth less than the current market price of the security into which they are exercisable, the issuance of options with an exercise price below the current market price of the securities, the issuance of reload options, the ability to reward management for thwarting a takeover attempt, golden parachutes, and automatic share replenishment features.

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Corporate Structure and Shareholder Rights.  We generally support proposals to remove super-majority voting requirements and generally vote against proposals to impose super-majority requirements.  We generally vote for proposals to lower barriers to shareholder action and against proposals that limit rights to call special meetings, to limit rights to act by written consent, or to stagger boards of directors.  We generally vote against proposals for a separate class of securities with disparate voting rights.  Due to longstanding custom and practice, these features are more common in foreign markets.  Although we may make investments in companies that have disparate voting rights, we generally vote to eliminate them when the issue is presented.  We generally vote for proposals to subject shareholder rights plans, such as poison pills, to a shareholder vote.  We generally vote against these plans unless we are convinced that the long-term interests of shareholders would benefit from instituting the plan.  We generally vote against proposals that make it more difficult for an issuer to be acquired by outsiders and in favor of proposals that do the opposite.  We believe that corporate management should be at all times subject to, and not insulated from, the incentives and punishments of the market.

Increase in Authorized Capital.  There are many business reasons for an issuer to increase its authorized capital, including general corporate purposes and to raise new investment capital for acquisitions, stock splits, recapitalizations, or debt restructurings.  New issues may provide flexibility to issuers because the securities may be issued quickly without further shareholder approval in connection with financings or acquisitions.  We generally vote for proposals to increase authorized capital, absent unusual circumstances.  Generally, we do not oppose proposals to authorize the issuance of preferred stock but scrutinize any proposal that gives the board of directors the authority to assign disproportionate voting rights when the preferred stock is issued.

Jurisdiction of Incorporation.  We generally vote against proposals to move the jurisdiction of incorporation of an issuer to a jurisdiction that is less favorable to shareholder interests.

Social Policy.  We believe that ordinary business matters are primarily the responsibility of management.  Proposals that present social policy issues typically request that a company disclose or amend its business practices.  We generally vote against social policy proposals, although we may make exceptions if we believe that the proposal has important beneficial economic implications for the issuer.

Responsibilities of Chief Compliance Officer

At least annually, the Chief Compliance Officer (1) reviews the proxy log to ensure that it is complete, (2) reviews the proxy records to ensure that records of the voting of the proxies are being maintained in accordance with these procedures, and (3) ensures that we have disclosed to clients how they may obtain information about how we voted proxies.  In addition, the Chief Compliance Officer endeavors to ensure that any potential client conflict is addressed in accordance with these procedures and in a manner that puts the interest of the client first.

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Reporting of Proxies Voted on Behalf of Mutual Fund

On an annual basis, we provide to Trust for Professional Managers information relating to the proxies voted on behalf of Marketfield Fund that is necessary for Trust for Professional Managers to file its annual report of our proxy-voting record on Form N-PX.  Our Director of Client Services compiles this information and transmits it to TPM representatives.  Our Chief Financial Officer reviews the information prepared by the Director of Client Services prior to its submission to Trust for Professional Managers.

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